                                                                  CONFORMED COPY



                                                             EXHIBIT 10

                                    AMENDMENT NO. 2 dated as of March 23, 2001
                           (this "Amendment"), to the Credit Agreement dated as of April 30, 1997, as amended and restated as of September 12, 1997, as of April 3, 1998, and as of September 8, 1998, as amended (the "Credit Agreement"), among NEENAH FOUNDRY COMPANY, a Wisconsin corporation (the "Borrower"), NFC CASTINGS, INC., a Delaware corporation ("Holdings"), the Lenders from time to time party thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as issuing bank, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.


                  A. Pursuant to the Credit Agreement, the Lenders have extended and have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

                  B. The Borrower and Holdings have requested that certain provisions of the Credit Agreement be amended as set forth herein.

                  C. The Required Lenders are willing to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                  D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.


                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendments. (a) The definition of the term "Senior Debt Leverage Ratio" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Senior Debt Leverage Ratio" shall mean, as of any date of determination, the ratio of (a) Senior Debt as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (including the Consolidated EBITDA for such four fiscal quarters of any Subsidiary acquired during such four fiscal quarters constituting a Permitted Acquisition pursuant to
         Section 6.04(g)).

                  (b) The definition of the term "Applicable Percentage" in
Section 1.01 of the Credit Agreement is hereby amended by restating the table set forth therein in its entirety as follows:


                             Eurodollar                         Eurodollar       ABR Spread B
                              Spread B        ABR Spread B        Spread B        Tranche B
                           Tranche A Term    Tranche A Term      Tranche B       Term Loans
                               Loans,            Loans,       Term Loans and         and
                          Revolving Loans   Revolving Loans     Additional       Additional
 Consolidated Leverage    and Acquisition   and Acquisition      Tranche B        Tranche B         Fee
          Ratio                Loans             Loans          Term Loans       Term Loans      Percentage
          -----                -----             -----             -----            -----        ----------

Category 1                     3.50%             2.50%             3.75%            2.75%           .50%
----------

Equal to or greater
than 4.50 to 1.00


Category 2                     3.25%             2.25%             3.50%            2.50%           .50%
----------

Equal to or greater
than 4.00 to 1.00, but
less than 4.50 to 1.00


Category 3                     3.00%             2.00%             3.25%            2.25%           .50%
----------

Equal to or greater
than 3.50 to 1.00, but
less than 4.00 to 1.00


Category 4                     2.75%             1.75%             3.00%            2.00%           .50%
----------

Equal to or greater
than 3.00 to 1.00, but
less than 3.50 to 1.00


Category 5                     2.50%             1.50%             3.00%            2.00%           .50%
----------

Less than 3.00 to 1.00

                  (c) The definition of the term "Senior Debt" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Senior Debt" shall mean, at any date and without duplication,
         (a) the aggregate amount of all Indebtedness of the Borrower and the Subsidiaries on a consolidated basis at such date (other than any Indebtedness described in clause (i) or (j) of the definition of such term) minus (b) to the extent included therein, the sum of (i) the aggregate amount of all Indebtedness pursuant to the Senior Subordinated Notes at such date and (ii) the aggregate amount of all Indebtedness pursuant to Qualified Subordinated Debt at such date.

                  (d) Section 2.13(c) of the Credit Agreement is hereby amended by replacing the percentage of "50%" in clause (ii) therein with the percentage of "75%".

                  (e) Section 5.04 of the Credit Agreement is hereby amended by deleting the word "and" at the end of paragraphs (d) and (e) thereof and replacing the punctuation at the end of paragraph (f) thereof with the word "; and". Section 5.04 of the Credit Agreement is further amended by adding at the end thereof the following:

                  (g) within 30 days after the end of each month through and including December 31, 2001, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows showing the financial condition of the Borrower and its consolidated Subsidiaries as of the end of and for such month and the results of its operations and the operations of such Subsidiaries as of the end of and for such month, all certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

                  (f) Section 6.04(g) of the Credit Agreement is hereby amended by adding at the end thereof the following proviso:

         provided, further that none of Holdings, the Borrower or any of the Subsidiaries may consummate any Permitted Acquisition during the period from and including March 23, 2001, to and including December 31, 2001;

                  (g) Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 6.10. Capital Expenditures. Permit the aggregate amount of Consolidated Capital Expenditures (other than Consolidated Capital Expenditures for patterns and Permitted Acquisitions permitted by Section 6.04(g)) made by the Borrower and the Subsidiaries, taken as a whole, (a) during the fiscal year of the Borrower ending on September 30, 2001, to exceed $22,000,000, (b) during the fiscal quarter of the Borrower ending on December 31, 2001, to exceed $5,500,000, and (c) in any fiscal year of the Borrower commencing on or after

         October 1, 2001, to exceed the sum of (i) $40,000,000, (ii) the net cash proceeds of any issuance of equity securities by, without duplication, Holdings, ACP Holdings or ACP Products made during such fiscal year and substantially concurrently used to fund Consolidated Capital Expenditures, and (iii) 100% of Excess Cash Flow for the preceding fiscal year that was not required to be used to make prepayments of the outstanding Term Loans pursuant to Section 2.13; provided, however, that the amount of Consolidated Capital Expenditures in any fiscal year of the Borrower commencing on or after October 1, 2002 permitted to be incurred pursuant to clause (c) above shall be increased by an amount equal to the amount of unused Consolidated Capital Expenditures permitted to be incurred pursuant to clause (c) above for the immediately preceding fiscal year of the Borrower (without giving effect to this proviso).

                  (h) Section 6.11 of the Credit Agreement is hereby amended by restating the table set forth therein in its entirety as follows:


                         Period                                                   Ratio
                         ------                                                   -----
         January 1, 1998 through September 30, 1999                            6.00 to 1.00
         October 1, 1999 through September 30, 2000                            5.75 to 1.00
         October 1, 2000 through December 31, 2000                             5.50 to 1.00
         January 1, 2001 through December 31, 2001                             6.75 to 1.00
         Thereafter                                                            5.50 to 1.00

                  (i) Section 6.13 of the Credit Agreement is hereby amended by replacing the punctuation at the end thereof with the following proviso:

         ; provided that notwithstanding the foregoing the Consolidated Interest Coverage Ratio as of the end of the second, third and fourth quarters of the fiscal year of the Borrower ended September 30, 2001 and the first quarter of the fiscal year of the Borrower ended September 30, 2002, in each case, shall not be less than 1.35 to 1:00.

                  (j) A new Section 6.15 shall be inserted after Section 6.14 of the Credit Agreement and shall read as follows:

                  SECTION 6.15. Senior Debt Leverage Ratio. Permit the Senior Debt Leverage Ratio as of the end of any fiscal quarter of the Borrower to be in excess of 2.75 to 1.00.

                  SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Holdings and the Borrower represents and warrants to each other party hereto that after giving effect to this Amendment, (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

                  SECTION 3. Amendment Fee. Subject to the following proviso, the Borrower agrees to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) on or prior to 5:00 pm New York City time, on March 21, 2001, through the Administrative Agent, a non-refundable amendment fee (the "Amendment Fee") in an amount equal to 0.25% of the sum of the aggregate principal amount outstanding of such Lender's Loans, L/C Exposure and unused Commitments as of such date; provided that the Borrower shall have no liability for any such amendment fee if this Amendment does not become effective in accordance with Section 4 below. Such amendment fee shall be payable in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date (as defined below).

                  SECTION 4. Conditions to Effectiveness. This Amendment shall become effective at such time (the "Amendment Effective Date") as (a) the Administrative Agent (or its counsel) shall have received counterparts hereof which, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders, (b) the Administrative Agent shall have received the Amendment Fee and (c) all out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment or the transactions contemplated thereby, for which invoices shall have been submitted to the Borrower on or prior to the Amendment Effective Date, shall have been paid. Without limiting the foregoing, the amendments set forth herein that affect the interest rates under the Credit Agreement shall apply to all Loans outstanding on or after the Amendment Effective Date from and including the Amendment Effective Date.

                  SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a "Loan Document" for all purposes under the Credit Agreement and the other Loan Documents.

                  SECTION 6. Expenses. The Borrower agrees to pay the reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation of this Amendment.

                  SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                      NEENAH FOUNDRY COMPANY,

                                       by
                                            /s/  Gary LaChey
                                           -------------------------------------
                                           Name:  Gary LaChey
                                           Title: Corporate V.P. Finance


                                      NFC CASTINGS, INC.,

                                       by
                                            /s/  Gary LaChey
                                           -------------------------------------
                                           Name:  Gary LaChey
                                           Title: Corporate V.P. Finance

                                      THE CHASE MANHATTAN BANK,
                                      individually and as Administrative Agent and Collateral Agent,

                                       by
                                            /s/  Peter S. Predun
                                           -------------------------------------
                                           Name:  Peter S. Predun
                                           Title: Vice President


                                      AIM FLOATING RATE FUND,
                                      By: INVESCO Senior Secured
                                          Management, Inc. As Attorney in
                                          fact,

                                       by
                                            /s/  Gregory Stoeckle
                                           -------------------------------------
                                           Name:  Gregory Stoeckle
                                           Title: Authorized Signatory


                                      AVALON CAPITAL LTD.,
                                      By: INVESCO Senior Secured
                                          Management, Inc., as Portfolio
                                          Advisor,

                                       by
                                            /s/  Gregory Stoeckle
                                           -------------------------------------
                                           Name:  Gregory Stoeckle
                                           Title: Authorized Signatory


                                      BALANCED HIGH-YIELD FUND I, LTD.,
                                      By: ING Capital Advisors LLC
                                          acting as Asset Manager,

                                       by
                                            /s/  Michael D. Hatley
                                           -------------------------------------
                                           Name:  Michael D. Hatley
                                           Title: Managing Director

                                      THE BANK OF NOVA SCOTIA,

                                       by
                                             /s/   F.C.H. Ashby
                                           -------------------------------------
                                           Name:  F.C.H. Ashby
                                           Title: Senior Manager Loan Operations


                                      BANK ONE, WISCONSIN,

                                       by
                                             /s/  Fred J. Nehrling
                                           -------------------------------------
                                           Name:  Fred J. Nehrling
                                           Title: Vice President


                                      CAPTIVA II FINANCE, LTD.,

                                       by
                                             /s/  David Dyer
                                           -------------------------------------
                                           Name:  David Dyer
                                           Title: Director


                                      CERES FINANCE LTD.,
                                      By: INVESCO Senior Secured
                                          Management, Inc., as Sub-Managing
                                          Agent,

                                       by
                                             /s/  Gregory Stoeckle
                                           -------------------------------------
                                           Name:  Gregory Stoeckle
                                           Title: Authorized Signatory


                                      CIT GROUP/EQUIPMENT FINANCING,
                                      INC.,

                                       by
                                             /s/  Undrae L. Mitchell
                                           -------------------------------------
                                           Name:  Undrae L. Mitchell
                                           Title: Senior Credit Analyst

                                      CYPRESSTREE INVESTMENT FUND,
                                      LLC,
                                      By: CypressTree Investment
                                          Management Company, Inc., its
                                          Managing Member,

                                       by
                                             /s/  P. Jeffrey Huth
                                           -------------------------------------
                                           Name:  P. Jeffrey Huth
                                           Title: Principal


                                      CYPRESSTREE INVESTMENT
                                      MANAGEMENT COMPANY, INC.,
                                      As: Attorney-in-Fact and on behalf of
                                          First Allmerica Financial Life
                                          Insurance Company as Portfolio
                                          Manager,

                                       by
                                             /s/  P. Jeffrey Huth
                                           -------------------------------------
                                           Name:  P. Jeffrey Huth
                                           Title: Principal


                                      CYPRESSTREE SENIOR FLOATING
                                      RATE FUND,
                                      By: CypressTree Investment
                                          Management Company, Inc. as
                                          Portfolio Manager,

                                       by
                                             /s/  P. Jeffrey Huth
                                           -------------------------------------
                                           Name:  P. Jeffrey Huth
                                           Title: Principal

                                      EATON VANCE SENIOR INCOME
                                      TRUST,
                                      By: Eaton Vance Management, as
                                          Investment Advisor,

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:


                                      FIRSTAR BANK, N.A.,

                                       by
                                             /s/  Mark A. Whitson
                                           -------------------------------------
                                           Name:  Mark A. Whitson
                                           Title: Vice President


                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION,

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:


                                      HELLER FINANCIAL INC.,

                                       by
                                             /s/  Scott Ziemke
                                           -------------------------------------
                                           Name:  Scott Ziemke
                                           Title: Vice President


                                      KZH CYPRESSTREE-1 LLC,

                                       by
                                             /s/  Kimberly Rowe
                                           -------------------------------------
                                           Name:  Kimberly Rowe
                                           Title: Authorized Agent

                                      LASALLE BANK NATIONAL
                                      ASSOCIATION,

                                       by
                                             /s/   Lou D. Banach
                                           -------------------------------------
                                           Name:  Lou D. Banach
                                           Title: Vice President & Senior Lender


                                      NATIONAL CITY BANK,

                                       by
                                             /s/  Lisa B. Lisi
                                           -------------------------------------
                                           Name:  Lisa B. Lisi
                                           Title: Senior Vice President


                                      NORTH AMERICAN SENIOR
                                      FLOATING RATE FUND,
                                      By: CypressTree Investment
                                          Management Company, Inc. as
                                          Portfolio Manager,

                                       by
                                             /s/  P. Jeffrey Huth
                                           -------------------------------------
                                           Name:  P. Jeffrey Huth
                                           Title: Principal


                                      OXFORD STRATEGIC INCOME FUND,
                                      By: Eaton Vance Management, as
                                          Investment Advisor,

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:

                                      PACIFICA PARTNERS I, L.P.,
                                      By: Imperial Credit Asset Management
                                          as its Investment Manager,

                                       by
                                             /s/  Tom Colwell
                                           -------------------------------------
                                           Name:  Tom Colwell
                                           Title: Vice President


                                      PNC BANK, NATIONAL ASSOCIATION,

                                       by
                                             /s/  Louis K. McLinden, Jr.
                                           -------------------------------------
                                           Name:  Louis K. McLinden, Jr.
                                           Title: Vice President


                                      SENIOR DEBT PORTFOLIO,
                                      By: Boston Management and Research,
                                          as Investment Advisor,

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:


                                      STANFIELD CLO, LTD.,
                                      By: Stanfield Capital Partners LLC, as its
                                          Collateral Manager,

                                       by
                                             /s/  Christopher A. Pucillo
                                           -------------------------------------
                                           Name:  Christopher A. Pucillo
                                           Title: Managing Director

                                      STANFIELD/RMF TRANSLANTIC CDO,
                                      LTD.,
                                      By: Stanfield Capital Partners LLC, as its
                                          Collateral Manager,

                                       by
                                             /s/  Christopher A. Pucillo
                                           -------------------------------------
                                           Name:  Christopher A. Pucillo
                                           Title: Managing Director


                                      VAN KAMPEN CLO I, LIMITED,
                                      By: Van Kampen Management Inc., as
                                          Collateral Manager,

                                       by
                                             /s/  Darvin D. Pierce
                                           -------------------------------------
                                           Name:  Darvin D. Pierce
                                           Title: Principal


                                      VAN KAMPEN CLO II, LIMITED,
                                      By: Van Kampen Management Inc., as
                                          Collateral Manager,

                                       by
                                             /s/  David D. Pierce
                                           -------------------------------------
                                           Name:  Darvin D. Pierce
                                           Title: Principal


                                      VAN KAMPEN PRIME RATE INCOME
                                      TRUST,
                                      By: Van Kampen Investment Advisory
                                          Corp.,

                                       by
                                             /s/  Darvin D. Pierce
                                           -------------------------------------
                                           Name:  Darvin D. Pierce
                                           Title: Principal